EXHIBIT 99.1
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                           HOLLINGER INTERNATIONAL INC.
                          DEFERRED STOCK UNIT AGREEMENT


         THIS AGREEMENT is made as of the ___ day of __________ (the "Grant Date") between HOLLINGER INTERNATIONAL INC., a Delaware corporation (the "Company"), and ______________ (the "Participant").


                                   WITNESSETH:

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has granted the Participant a Deferred Stock Unit Award under the Company's 1999 Stock Incentive Plan (the "Plan").

         NOW THEREFORE, the parties hereto agree as follows:

         1. GRANT. The Company hereby grants to the Participant _________ Deferred Stock Units. Each "Deferred Stock Unit" shall entitle the Participant to one share ("Share") of the Company's Class A Common Stock, par value $0.01 per share, on the vesting date, subject to the terms of the Plan and this Agreement. Unless the context clearly provides otherwise, the capitalized terms in this Agreement shall have the meaning ascribed to such terms under the Plan.

         2. VESTING; TERMINATION OF EMPLOYMENT. The Deferred Stock Units awarded under this Agreement shall vest and become nonforfeitable in accordance with the following:

         (a) Subject to the following provisions of this Section 2, the Deferred Stock Units shall vest and become nonforfeitable with respect to 25% of the Deferred Stock Units awarded hereunder on each of the first, second, third and fourth anniversaries of the Grant Date, unless forfeited earlier under paragraph
                  (e) below.

         (b) If the Participant's termination of employment occurs by reason of death or permanent disability, any Deferred Stock Units which have not yet vested shall vest and become nonforfeitable on the date of such death or disability.

         (c) If the Participant's termination of employment occurs by reason of retirement from the Company or one of its subsidiaries at or after attaining the age of 59 1/2 and after having served as an employee of the Company and/or one of its subsidiaries for at least five continuous years, any Deferred Stock Units which have not yet vested shall vest and become nonforfeitable on such termination of employment.

         (d) Unless forfeited earlier under paragraph (e) below, the Deferred Stock Units shall vest and become nonforfeitable upon a Change in Control. For purposes of this Section 2(d), a "Change in Control" shall be deemed to have occurred upon:

                  (1) the acquisition after the date of this Agreement by any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding for this purpose, (i) the Company or any subsidiary of the Company or (ii) any employee benefit plan of the Company or of any subsidiary of the Company or any person or entity organized, appointed or established by the Company for

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                  or pursuant to the terms of any such plan which acquires after the date of this Agreement beneficial ownership of voting securities of the Company) of ownership of securities of the Company whereby such person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

                  (2) Richard R. Burt, Henry A. Kissinger, Shmuel Meitar, Gordon A. Paris, Graham W. Savage, Raymond G.H. Seitz, James
                  R. Thompson (collectively, "Incumbent Directors") and any new directors whose election by the Board of Directors or nomination by the Board of Directors for election by the Company's stockholders was approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or whose election or nomination for election was previously so approved (such new directors being referred to as "Successor Incumbent Directors") ceasing for any reason to constitute at least a majority of the Board of Directors;

                  (3) the adoption, enactment or effectiveness of any action (including, without limitation, by resolution or by amendment to the Company's charter or bylaws) that materially limits or diminishes the power or authority of the Company's board of directors or any committee thereof, if such action has not been approved by a vote of a least two-thirds (2/3) of the directors then still in office who either are Incumbent Directors or Successor Incumbent Directors; or

                  (4) the consummation of, or the execution of a definitive agreement the consummation of which would result in, a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Company, or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

                  (5) the consummation of a complete liquidation or dissolution of the Company.

         (e) Unless the Committee determines otherwise in its sole discretion, if the Participant's employment with the Company terminates for any reason not specified in paragraphs (a), (b) or (c) next above, all Deferred Stock Units which have not vested as of the date of such termination of employment shall be permanently forfeited on such termination date.


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         3.       SETTLEMENT OF DEFERRED STOCK UNITS. Deferred Stock Units
shall be settled solely in Shares. As soon as practicable after each of the vesting dates specified in Section 2 above, the Participant shall be transferred one Share for each Deferred Stock Unit vesting on such date.


         4. TAX WITHHOLDING. This Agreement is subject to all applicable federal, state and local withholding taxes. The Participant may pay such withholding taxes in cash, in Shares having a Fair Market Value equal to the amount of such taxes, by having the Company withhold Shares otherwise transferable to the Participant, or in any combination thereof. To the extent provided by the Committee, the Fair Market Value of Shares, or Shares that have been held by the Participant less than six months that are tendered in payment of withholding, cannot exceed the minimum tax withholding required by law. No Shares shall be transferred to the Participant hereunder until such time as all applicable withholding taxes have been satisfied.

         5. RIGHTS NOT CONFERRED. Nothing contained in the Plan or in this Agreement shall confer upon the Participant any right with respect to continued employment by the Company or any affiliate or interfere in any way with the right of the Company to terminate the employment of the Participant at any time. The Participant shall have none of the rights of a stockholder with respect to the Deferred Stock Units until such time, if any, that Shares are delivered to the Participant in settlement thereof.

         6. AGREEMENT NOT ASSIGNABLE. Neither the Participant nor any Beneficiary may sell, assign, transfer, discount, pledge as collateral for a loan, or otherwise anticipate any right to any payment or benefit under this Agreement, other than by will or by the applicable laws of descent and distribution.

         7. ADJUSTMENTS. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, or similar corporate transaction, the number and kinds of shares subject to the Deferred Stock Units awarded hereunder shall be adjusted by the Committee in such manner as it deems equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement; provided that any fractional Share resulting from such an adjustment shall be rounded to the nearest whole number.

         8. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to its principles of conflict of laws.

         9. BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.




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Participant's Signature



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Participant's Name (Print or Type)


HOLLINGER INTERNATIONAL INC.


By:
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Name:
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Title:
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